                                            1996 ANNUAL REPORT



                                             EMERGING MARKETS GROWTH FUND
                                            -----------------------------------

                                             PACIFIC-EUROPEAN GROWTH FUND
                                            -----------------------------------



PIPER FUNDS                     INTERNATIONAL

                                GROWTH

                                FUNDS



                                        [LOGO]




International Growth Funds - 1996 Annual Report

PIPER FUNDS


INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
Emerging Markets Growth Fund         International investments offer geographic
Pacific-European Growth Fund         diversification, often considered essential
                                     for successful equity investing.

U.S. GROWTH FUNDS
----------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund


GROWTH AND INCOME FUNDS
----------------------------------------
Growth and Income Fund
Balanced Fund


INCOME FUNDS
----------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund


TAX-EXEMPT INCOME FUNDS
----------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund


CASH MANAGEMENT FUNDS
----------------------------------------
Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund



Piper Funds provide you with the flexibility to help you pursue your lifelong goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778.

International investments offer geographic diversification, often considered essential for successful equity investing.


CONTENTS

Emerging Markets Growth Fund

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . .   8
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . .  19
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .  25
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . .  26
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

Pacific-European Growth Fund

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . .   8
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . .  21
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .  25
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . .  26
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29


This report is intended for shareholders of Pacific-European Growth Fund and Emerging Markets Growth Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

President's Letter
--------------------------------------------------------------------------------

Oct. 21, 1996
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've recently made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

    We've restructured our fund family to offer you a broader range of mutual funds - from small company to emerging markets. We've renamed certain funds so it's easier to identify how they invest. Take a look at the names, and you'll see what I mean.

    We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. When calling our toll-free number, you'll now have the option to listen to our portfolio managers talk about their current investment strategy and market outlook. Find out the many ways to reach us, including our toll-free number, on the back page of this report.

    Take a close look at the annual report in your hand. You'll see that the format is simpler and more inviting. The report has less jargon and is easier to read. We've even added a glossary of terms at the back of the book to help you better understand commonly used financial terms. Whenever you see this symbol [HAT SYMBOL], it indicates a term that is defined in the glossary. In addition, we've developed more literature that clearly spells out each fund's investment process with succinct content that you can easily grasp. Flip to the back page for more information on how to order literature.

    You'll hear the word "team" more often when we talk about our portfolio managers. We've reorganized our investment management group so managers interact more frequently, sharing their best ideas to improve the investment capabilities of Piper Capital.

    There is one thing that hasn't changed at Piper Capital, and that's the value we place on your Investment Executive. He or she plays an integral part in helping you build your wealth. Rely on your Piper Jaffray Investment Executive to give you the support and guidance that you need in working toward your financial goals.

    The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

    That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can.


Thank you for your investment.


Sincerely,


/s/ William H. Ellis

William H. Ellis



                                       [PHOTO]

                                   WILLIAM H. ELLIS

                                      President

                               Piper Capital Management
--------------------------------------------------------------------------------



                  1  1996 Annual Report - International Growth Funds

EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------

Oct. 21, 1996
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

EMERGING MARKETS GROWTH FUND RETURNED 21.37% FOR THE YEAR ENDED SEPT. 30, 1996, which includes reinvested distributions but not the fund's sales charge.* This compares to a 10.54% return for the IFC Latin America Investable Index** and 5.21% for the MSCI Emerging Markets Free Index+ over the same time period. The fund's strong performance compared to the MSCI Index was primarily because all of our assets were invested in Latin America, which performed well. The fund also outperformed the IFC Index as the result of an overweighted position in Venezuela and a heavy allocation to the telecommunications and utilities sectors in Brazil.

DURING THE YEAR, BRAZIL WAS THE BEST PERFORMING MARKET IN LATIN AMERICA, WITH ARGENTINA AND MEXICO DELIVERING MORE MODEST GAINS. Strong performance in the telecommunications sector was largely responsible for Brazil's investment results. The Argentine stock market benefited from increasing signs that the country's economic recovery remains in relatively good shape. The passing of Argentina's 1997 budget by Congress lifted a degree of short-term uncertainty from the market. Corporations in Mexico received a boost by turning to export markets for growth.



* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** THE IFC LATIN AMERICA INVESTABLE INDEX IS AN UNMANAGED INDEX OF SECURITIES FROM ARGENTINA, BRAZIL, CHILE, COLOMBIA, MEXICO, PERU AND VENEZUELA.

+ MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX IS AN UNMANAGED INDEX OF SECURITIES FROM EMERGING MARKETS THAT ARE OPEN TO FOREIGN INVESTORS.

++ THE LIPPER EMERGING MARKETS FREE AVERAGE IS THE AVERAGE TOTAL RETURN OF EMERGING MARKET FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

--------------------------------------------------------------------------------


[PHOTO]

RICHARD MUCKART
is investment director and head of emerging markets investing at Edinburgh Fund Managers plc and a co-manager of Emerging Markets Growth Fund. He has 24 years of financial experience.
--------------------------------------------------------------------------------

FUND PERFORMANCE THROUGH SEPT. 30, 1996*
--------------------------------------------------------------------------------

[GRAPH]



Growth of $10,000 Invested Since Inception

Average Annualized Total Returns
Includes 4% maximum sales charge.

One Year . . . . . . . . . . . . . . . . . . . . . . . . .     16.52%
Five Years . . . . . . . . . . . . . . . . . . . . . . . .        n/a
Since Inception (11/9/93). . . . . . . . . . . . . . . . .     -5.44%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED CERTAIN FUND 12b-1 FEES. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 14.67% ONE YEAR AND -6.90% SINCE INCEPTION.

THE FUND OPERATED AS HERCULES LATIN AMERICAN VALUE FUND UNTIL JUNE 21, 1996. THE REASON THE FUND'S PERFORMANCE IS COMPARED TO BOTH THE MSCI INDEX AND THE IFC INDEX IS THAT THE FUND NOW HAS THE FLEXIBILITY TO INVEST IN EMERGING MARKETS OUTSIDE LATIN AMERICA. IN FUTURE REPORTS, THE FUND'S PERFORMANCE WILL BE COMPARED SOLELY TO THE MSCI INDEX. ALL FUND AND BENCHMARK PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


--------------------------------------------------------------------------------

                  2  1996 Annual Report - International Growth Funds

--------------------------------------------------------------------------------


ECONOMIC RECOVERY IN MAJOR LATIN AMERICAN MARKETS ATTRACTED INVESTORS TO THE REGION IN SEARCH OF UNDERVALUED [HAT SYMBOL] GROWTH OPPORTUNITIES. Economic activity accelerated in Brazil, Mexico and Argentina with industrial production clearly improving. Other economies in the region also showed improvement following last year's recession caused by the currency crisis in Mexico.

EARLIER IN THE YEAR, THE ECONOMIC RECOVERY IN LARGER MARKETS HAD A POSITIVE IMPACT ON SMALLER MARKETS. This was particularly evident in Peru and Colombia. However, Chile's market has yet to show signs of strength due to the government's decision to raise interest rates to slow the pace of economic recovery.

A CONFIRMED TREND OF ECONOMIC GROWTH IS NOW APPARENT IN LATIN AMERICA. Corporate profit growth is expected to outpace the rate of gross domestic product [HAT SYMBOL] growth over the next 12 months. Factors that should drive the increase in earnings include lower interest rates in Mexico and Brazil, significant tariffs in the Brazilian electricity and telecommunications sectors and a decrease in the number of bad debts absorbed by Mexican banks. While the annual rate of growth for the region will remain unimpressive for this year due to the sluggish first quarter, we project an aggregate 4% increase for 1997.

THE REORGANIZATION OF THE FUND THIS PAST SUMMER ALLOWS US TO INVEST IN THE WORLD'S EMERGING MARKETS, INCLUDING LATIN AMERICA, ASIA, EASTERN EUROPE, THE MIDDLE EAST, SOUTHERN EUROPE AND AFRICA. In the coming months, we intend to broaden the fund's exposure to take advantage of investment opportunities in Asia, Eastern Europe and Africa. After Sept. 30, we began this process with investments in India, Russia, South Africa and the Czech Republic. To expand into these areas, we're using proceeds from


--------------------------------------------------------------------------------


[PHOTO]

GAVIN GRANT
is head of the Latin American department at Edinburgh Fund Managers plc and a co-manager of Emerging Markets Growth Fund. He has five years of financial experience.
--------------------------------------------------------------------------------





PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on Sept. 30, 1996.


[GRAPH]



TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on Sept. 30, 1996.


    Company                       Sector                   Country

1   Gruma Class B                 Food & Beverage          Mexico        5%
--------------------------------------------------------------------------------
2   Centrais Eletricas
    Brasileiras                   Utilities                Brazil        5%
--------------------------------------------------------------------------------
3   Petroleo Brasileiro           Oil & Gas                Brazil        4%
--------------------------------------------------------------------------------
4   Banco Bradesco                Banking & Financial      Brazil        4%
--------------------------------------------------------------------------------
5   Grupo Financiero
    Banorte Class B               Financial Services       Mexico        4%
--------------------------------------------------------------------------------
6   Banco Itau                    Banking & Financial      Brazil        3%
--------------------------------------------------------------------------------
7   Corporacion GEO Class B       Real Estate              Mexico        3%
--------------------------------------------------------------------------------
8   Mavesa 144A ADR               Food & Beverage          Venezuela     3%
--------------------------------------------------------------------------------
9   Fomento Economico
    Mexicano Class B              Food & Beverage          Mexico        3%
--------------------------------------------------------------------------------
10  Cervejaria Brahma             Food & Beverage          Brazil        3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  3  1996 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

the sale of some Latin American stocks in the portfolio that meet our target prices. By mid-November, we hope to have approximately 25% of the fund in other emerging markets outside of Latin America. Our desire to invest in different markets is not due to the lack of solid emerging investments in Latin America, but instead the myriad of growing opportunities in other emerging markets around the world.

We appreciate your investment in the Emerging Markets Growth Fund and will do our best to deliver consistent, long-term investment results.


Sincerely,


/s/ Richard Muckart

Richard Muckart
Portfolio Manager



--------------------------------------------------------------------------------

                  4  1996 Annual Report - International Growth Funds

PACIFIC-EUROPEAN GROWTH FUND
--------------------------------------------------------------------------------

Oct. 21, 1996
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE YEAR ENDED SEPT. 30, 1996, PACIFIC-EUROPEAN GROWTH FUND PROVIDED A TOTAL RETURN OF 4.95%, which includes reinvested distributions but not the fund's sales charge.* Over the same time frame, the MSCI European, Australian, Far East (EAFE) Index,** the fund's benchmark, returned 8.94%. During the period, the fund was overweighted in Japan, underweighted in Europe and remained relatively neutral in the Pacific Basin compared to the EAFE Index. Our underperformance was due largely to our underweighting in Europe, which fared well during the year.

IN JAPAN, THE STOCK MARKET IMPROVED AS THE ECONOMY SHOWED SIGNS OF A SUSTAINABLE REBOUND. Earlier in the year, the outlook was not as bright as disappointing reports showed the economic recovery losing ground. But as industrial production and housing picked up, confidence in the economy was restored. We expect growth to expand because the Bank of Japan continues to inject massive amounts of liquidity into the financial system and interest rates are low compared to other industrialized nations. Moreover, we believe corporate profit forecasts are unduly conservative. A sustained pickup in economic activity coupled with the generally undervalued [HAT SYMBOL] status of most Japanese stocks could be stimulus for a solid rally going forward.


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


** THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX IS AN UNMANAGED INDEX OF SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, AUSTRALIA AND THE FAR EAST.

+ THE LIPPER INTERNATIONAL FUNDS AVERAGE IS THE AVERAGE TOTAL RETURN OF INTERNATIONAL FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

--------------------------------------------------------------------------------



[PHOTO]

MIKE BALFOUR
is chief investment director at Edinburgh Fund Managers plc and a co-manager of Pacific-European Growth Fund. He has 11 years of financial experience.
--------------------------------------------------------------------------------

FUND PERFORMANCE THROUGH SEPT. 30, 1996*
--------------------------------------------------------------------------------

Growth of $10,000 Invested Since Inception


[GRAPH]


Average Annualized Total Returns
Includes 4% maximum sales charge.


One Year . . . . . . . . . . . . . . . . . . . . . . . . .      0.75%
Five Years . . . . . . . . . . . . . . . . . . . . . . . .      9.05%
Since Inception (4/27/90). . . . . . . . . . . . . . . . .      5.73%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED CERTAIN FUND 12b-1 FEES. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 0.59% ONE YEAR, 8.83% FIVE YEARS AND 5.56% SINCE INCEPTION.

ALL FUND PERFORMANCE FIGURES REFLECT THE 4% SALES CHARGE AS IF IT WAS APPLIED SINCE THE FUND'S INCEPTION. THE FUND OPERATED AS A CLOSED-END FUND UNTIL AUG. 31, 1992. ALL FUND AND BENCHMARK PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------

                  5  1996 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

CONTINENTAL EUROPEAN MARKETS RECORDED GOOD RESULTS, THOUGH AT TIMES THE STRENGTH AND WEAKNESS OF CURRENCIES PLAYED AN IMPORTANT PART IN THE DIRECTION OF STOCK PRICES. The economic environment in Germany improved, but this pickup was offset by economic weakness in France. After analysts revised their earnings estimates downward, corporate profits, for the most part, came in line with expectations. Valuations [HAT SYMBOL] in Continental Europe moved from being inexpensive to reasonable, but solid performance may still occur. Many investors have only begun to diversify their portfolios with securities in this region. Still, our near-term outlook for corporate profits on the Continent is mixed. As a result, we intend to maintain a relatively cautious investment approach, both at the country and stock level, favoring the defensive markets of Switzerland and the Netherlands.

UNITED KINGDOM MARKETS REACHED RECORD LEVELS DUE LARGELY TO TAKEOVER ACTIVITY, GOOD CORPORATE RESULTS, COMPANY BUY BACKS IN THE FINANCIAL SECTOR AND LOWER INTEREST RATES. Inflation remains under control, consumer confidence continues to improve and economic activity is accelerating. We have increased our holdings in industrial companies, because we believe they should perform well in a stronger economic environment. Believing interest rates could rise due to stronger economic growth, we have reduced our exposure to the interest-rate-sensitive financial and utility sectors.

HIGH LEVELS OF ECONOMIC GROWTH HELPED SUPPORT PACIFIC BASIN MARKETS. Interest rate declines in China served to confirm the end of the government's austerity program. This should boost confidence in Hong Kong and stimulate growth in the rest of the region. (Late in the period, Hong Kong was already showing signs of an economic upturn with retail sales recovering.) Generally, the Pacific Basin markets should benefit from continuing above-average economic growth, improving corporate profits and declining inflation.

--------------------------------------------------------------------------------


[PHOTO]

LLOYD BEAT
is executive director at Edinburgh Fund Managers plc and head of Edinburgh's investment strategy department. He has nine years of financial experience.
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION BY REGION
--------------------------------------------------------------------------------

As a percentage of total assets on Sept. 30, 1996.


[GRAPH]



** THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, AUSTRALIA AND THE FAR EAST.



TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on Sept. 30, 1996.

    Company                       Sector                   Country

1   Sumitomo Trust and
    Banking                       Financial Services       Japan         2%
--------------------------------------------------------------------------------
2   DDI                           Telecommunications       Japan         2%
--------------------------------------------------------------------------------
3   Kobe Steel                    Metal Products           Japan         2%
--------------------------------------------------------------------------------
4   Mitsui & Company              Diversified Industrial   Japan         2%
--------------------------------------------------------------------------------
5   Sumitomo Bank                 Financial Services       Japan         2%
--------------------------------------------------------------------------------
6   Mitsui Fudosan                Real Estate              Japan         2%
--------------------------------------------------------------------------------
7   Sekisui Chemical              Chemicals                Japan         2%
--------------------------------------------------------------------------------
8   Murata Manufacturing          Electronics              Japan         2%
--------------------------------------------------------------------------------
9   Fortis Amev                   Insurance                Netherlands   2%
--------------------------------------------------------------------------------
10  Stet Societa' Finanziara
    Telefonica                    Telecommunications       Italy         2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                  6  1996 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

LATIN AMERICAN MARKETS RECORDED RELATIVELY GOOD INVESTMENT RESULTS. Economic activity continued to accelerate in Mexico and Brazil with industrial production clearly improving. Corporate profits were generally better than expected. Despite the potential for higher interest rates and political uncertainties, our outlook for the Latin American markets is positive. Valuations are attractive, and growth prospects are strong.


GOING FORWARD, OUR OUTLOOK FOR THE GLOBAL MARKETS, IN GENERAL, IS ENCOURAGING BUT HOW INVESTORS REACT TO HIGHER U.S. INTEREST RATES WILL BE CRUCIAL. Given our economic and stock market forecasts for each country, we intend to maintain overweighted positions in Japan and the Pacific Basin and continue to invest in Latin America.

Thank you for your investment in Pacific-European Growth Fund. We consider it a privilege to manage your money and remain dedicated to helping you pursue your long-term financial goals.

Sincerely,


/s/ Michael Balfour

Michael Balfour
Portfolio Manager


--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION BY COUNTRY
--------------------------------------------------------------------------------
As a percentage of total assets on Sept. 30, 1996.


[GRAPH]

--------------------------------------------------------------------------------

                  7  1996 Annual Report - International Growth Funds

            Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                      September 30, 1996
 ..................................................................

                                                                 EMERGING
                                                                  MARKETS       PACIFIC-EUROPEAN
                                                                GROWTH FUND       GROWTH FUND
                                                              ---------------   ---------------

ASSETS:
Investments in securities at market value* (including a
  repurchase agreement of $0 and $2,594,000,
  respectively)(note 2)  ...................................  $   12,473,827    $  172,592,775
Cash in bank on demand deposit .............................       1,209,186            76,969
Foreign cash in bank on demand deposit .....................           3,373           260,050
Receivable for fund shares sold ............................           7,977           423,377
Organization costs .........................................          41,831                --
Dividends and accrued interest receivable ..................          63,361           648,752
Other assets ...............................................             518             7,042
                                                              ---------------   ---------------
  Total assets .............................................      13,800,073       174,008,965
                                                              ---------------   ---------------

LIABILITIES:
Payable for fund shares redeemed ...........................          10,318           479,451
Accrued investment management fee ..........................          11,280           105,270
Accrued distribution fee ...................................           3,497            43,625
Payable for foreign capital gains taxes ....................              --           926,949
Other accrued expenses .....................................           3,080                --
                                                              ---------------   ---------------
Total liabilities ..........................................          28,175         1,555,295
                                                              ---------------   ---------------
  Net assets applicable to outstanding capital stock .......  $   13,771,898    $  172,453,670
                                                              ---------------   ---------------
                                                              ---------------   ---------------

REPRESENTED BY:
Capital stock - authorized 2 billion shares of $0.01 par
  value for each fund; outstanding, 1,555,403 and 13,329,471
  shares, respectively .....................................  $       15,554    $      133,295
Additional paid-in capital .................................      19,922,263       164,544,048
Undistributed net investment income ........................           7,531           191,694
Accumulated net realized gain (loss) on investments and
  foreign currency transactions ............................      (6,855,591)        1,065,299
Unrealized appreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...............................................         682,141         6,519,334
                                                              ---------------   ---------------

  Total - representing net assets applicable to outstanding
    common stock ...........................................  $   13,771,898    $  172,453,670
                                                              ---------------   ---------------
                                                              ---------------   ---------------

Net asset value per share of outstanding capital stock  ....  $         8.85    $        12.94
                                                              ---------------   ---------------
                                                              ---------------   ---------------

* Investments in securities at identified cost .............  $   11,790,901    $  166,068,484
                                                              ---------------   ---------------
                                                              ---------------   ---------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     8  1996 Annual Report - International
                                     Growth Funds

            Statements of Operations
--------------------------------------------------------------------------------

                                                                                     EMERGING
                                                                                      MARKETS       PACIFIC-EUROPEAN
                                                                                    GROWTH FUND       GROWTH FUND
                                                                                  ---------------   ---------------
                                                                                   Three Months      Seven Months
                                                                                       Ended             Ended
                                                                                      9/30/96           9/30/96
                                                                                  ---------------   ---------------
INCOME:
Dividends (net of foreign withholding taxes of $1,762 and $233,634,
  respectively) ................................................................  $       73,388    $    1,795,760
Interest (net of foreign withholding taxes of $0 and $2,047, respectively) .....           1,545           132,516
                                                                                  ---------------   ---------------
  Total investment income ......................................................          74,933         1,928,276
                                                                                  ---------------   ---------------

EXPENSES (NOTE 5):
Investment management fee ......................................................          34,087           898,235
Distribution fee ...............................................................          17,043           502,031
Custodian, accounting and transfer agent fees ..................................          53,388           228,224
Shareholder account servicing fees .............................................           6,431            68,770
Registration fees ..............................................................          18,447            24,668
Reports to shareholders ........................................................              --            48,664
Amortization of organization costs .............................................           4,512                --
Directors' fees ................................................................              21             9,306
Audit and legal fees ...........................................................           4,165            36,969
Other expenses .................................................................           1,237            12,138
                                                                                  ---------------   ---------------
    Total expenses .............................................................         139,331         1,829,005
Less expenses waived by the distributor ........................................          (6,476)         (190,778)
Less expenses waived by the adviser ............................................         (64,725)               --
                                                                                  ---------------   ---------------

  Net expenses before expenses paid indirectly .................................          68,130         1,638,227
Less expenses paid indirectly ..................................................          (2,227)           (2,397)
                                                                                  ---------------   ---------------

  Total net expenses ...........................................................          65,903         1,635,830
                                                                                  ---------------   ---------------

  Net investment income ........................................................           9,030           292,446
                                                                                  ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
  Investments (net of foreign withholding taxes of $0 and $35,304, respectively)
    (note 3) ...................................................................        (234,957)        4,291,924
  Foreign currency transactions ................................................            (396)        5,003,528
                                                                                  ---------------   ---------------

    Net realized gain (loss) ...................................................        (235,353)        9,295,452
Net change in unrealized appreciation or depreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...................................................................         256,946       (13,137,979)
                                                                                  ---------------   ---------------

    Net gain (loss) on investments and foreign currency ........................          21,593        (3,842,527)
                                                                                  ---------------   ---------------

    Net increase (decrease) in net assets resulting from operations ............  $       30,623    $   (3,550,081)
                                                                                  ---------------   ---------------
                                                                                  ---------------   ---------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     9  1996 Annual Report - International
                                     Growth Funds

            Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   EMERGING MARKETS              PACIFIC-EUROPEAN
                                                                      GROWTH FUND                   GROWTH FUND
                                                              ---------------------------   ---------------------------
                                                              Three Months                  Seven Months
                                                                 Ended        Year Ended       Ended        Year Ended
                                                                9/30/96        6/30/96*       9/30/96        2/29/96
                                                              ------------   ------------   ------------   ------------

OPERATIONS:
Net investment income ......................................   $     9,030   $     28,691   $    292,446   $    593,324
Net realized gain (loss) on investments and foreign currency
  transactions .............................................      (235,353)     1,703,865      9,295,452     10,814,732
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............       256,946      1,774,245    (13,137,979)    13,491,482
                                                              ------------   ------------   ------------   ------------

  Net increase (decrease) in net assets resulting from
    operations .............................................        30,623      3,506,801     (3,550,081)    24,899,538
                                                              ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................            --             --             --       (593,324)
From net realized gains ....................................            --             --     (8,239,435)   (10,077,791)
                                                              ------------   ------------   ------------   ------------
  Total distributions ......................................            --             --     (8,239,435)   (10,671,115)
                                                              ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
Proceeds from sale of shares ...............................     4,970,884      8,309,695     13,832,617     29,496,476
Proceeds from shares issued for reinvestment of
  distributions ............................................            --             --      8,150,058     10,633,411
Payments for shares redeemed ...............................    (5,165,803)   (20,504,334)   (29,624,360)   (45,439,458)
Acquisition of Hercules European Value Fund and Hercules
  Pacific Basin Value Fund (note 7) ........................            --             --     28,573,167             --
                                                              ------------   ------------   ------------   ------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................      (194,919)   (12,194,639)    20,931,482     (5,309,571)
                                                              ------------   ------------   ------------   ------------
  Total increase (decrease) in net assets ..................      (164,296)    (8,687,838)     9,141,966      8,918,852

Net assets at beginning of period (note 1) .................    13,936,194     22,624,032    163,311,704    154,392,852
                                                              ------------   ------------   ------------   ------------

Net assets at end of period ................................   $13,771,898   $ 13,936,194   $172,453,670   $163,311,704
                                                              ------------   ------------   ------------   ------------
                                                              ------------   ------------   ------------   ------------

Undistributed net investment income ........................   $     7,531   $         --   $    191,694   $         --
                                                              ------------   ------------   ------------   ------------
                                                              ------------   ------------   ------------   ------------

* REPRESENTS HISTORICAL FINANCIAL RESULTS OF HERCULES LATIN AMERICAN VALUE FUND PRIOR TO JUNE 21, 1996.
 SEE NOTE 1 TO FINANCIAL STATEMENTS.

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     10  1996 Annual Report - International
                                     Growth Funds

             Notes to Financial Statements
--------------------------------------------------

(1) ORGANIZATION
 ...............................................................................
                      Piper Global Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The company currently has outstanding two series (the funds):
                      Pacific-European Growth Fund is a diversified series and Emerging Markets Growth Fund is a non-diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      Pacific-European Growth Fund invests primarily in common stocks of companies in the Pacific Basin (for example, Japan, Hong Kong, Malaysia, Singapore or Thailand) and Europe (including Eastern Europe). Pacific-European Growth Fund acquired the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund on June 21, 1996, via a tax-free reorganization.

                      Emerging Markets Growth Fund invests primarily in common stocks of companies in the world's emerging securities markets. Emerging securities markets can be found in regions such as Latin America, Asia, Eastern Europe, The Middle East, Southern Europe and Africa. Emerging Markets Growth Fund commenced operations and acquired the net assets of Hercules Latin American Value Fund, a series of Hercules Funds Inc., on June 21, 1996, via a tax-free reorganization. Emerging Markets Growth Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for Emerging Markets Fund prior to June 21, 1996 represents the financial history of Hercules Latin American Value Fund.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ...............................................................................
                      INVESTMENTS IN SECURITIES
                      Investments in securities traded on a U.S. or foreign securities exchange or included in a national market system are valued at the last quoted sales price. Securities for which there were no sales reported are valued at the mean between the bid and ask prices. In instances where market quotations are not readily available and in certain other circumstances, fair value is determined according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, the funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                                     11  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                      FUTURES TRANSACTIONS
                      For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes, the "mark-to-market" of certain investments for tax purposes, losses deferred due to "wash sale" transactions, and the non-deductibility of amortization of organization costs.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                                 EMERGING
                                                 MARKETS     PACIFIC-EUROPEAN
                                                 GROWTH       GROWTH
                                                  FUND         FUND
                                                 -------     ---------
Decrease undistributed net investment
  income ....................................    $1,499      $100,752
Increase (Decrease) accumulated net realized
  gain (loss) on investments ................      (372)       93,720
Increase additional paid in capital .........     1,127         7,032

--------------------------------------------------------------------------------

                                     12  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income and net realized gains will be declared and paid at least annually. Distributions are payable in cash or reinvested in additional shares.

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of Emerging Markets Growth Fund's predecessor. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                      FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
                      Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

                      The funds also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The funds are subject to the credit risk that the other party will not complete the obligations of the contract.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      CONCENTRATION OF RISK
                      Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the funds' investments and the income they generate, as well as the funds' ability to repatriate such amounts.

--------------------------------------------------------------------------------

                                     13  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results may differ from these estimates.

(3) INVESTMENT SECURITY TRANSACTIONS
 ...............................................................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities for the three months ended September 30, 1996 for Emerging Markets Growth Fund and for the seven months ended September 30, 1996 for the Pacific-European Growth Fund were as follows:

                                                 EMERGING
                                                  MARKETS
                                                  GROWTH       PACIFIC-EUROPEAN
                                                   FUND        GROWTH FUND
                                                 ---------     ------------
Purchases ...................................    $  2,697      $81,839,100
Proceeds from sales .........................    $728,274      $91,515,462

                      For the period ended September 30, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(4) CAPITAL SHARE
   TRANSACTIONS
 ...............................................................................
                      Transactions in shares for the three months ended September 30, 1996 and the year ended June 30, 1996 for Emerging Markets Growth Fund and for the seven months ended September 30, 1996 and the year ended February 29, 1996 for Pacific-European Growth Fund were as follows:

                                                   EMERGING
                                                   MARKETS        PACIFIC-EUROPEAN
                                                 GROWTH FUND      GROWTH FUND
                                                   9/30/96          9/30/96
                                                 ------------     -----------
Sold ........................................        570,420       1,035,524
Issued for reinvested distributions .........             --         610,491
Redeemed ....................................       (590,645)     (2,238,550)
Shares issued in connection with acquisition
  (note 7) ..................................             --       2,139,125
                                                 ------------     -----------
  Increase (decrease) .......................        (20,225)      1,546,590
                                                 ------------     -----------
                                                 ------------     -----------


                                                   6/30/96          2/29/96
                                                 ------------     -----------
Sold ........................................      1,061,183       2,173,410
Issued for reinvested distributions .........             --         795,210
Redeemed ....................................     (2,625,903)     (3,316,664)
                                                 ------------     -----------
  Decrease ..................................     (1,564,720)       (348,044)
                                                 ------------     -----------
                                                 ------------     -----------

(5) EXPENSES
 ...............................................................................
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. For Pacific European Growth Fund, the basic fee is equal to an annual rate of 1% on the first $100 million in net assets, 0.875% of the next $100 million and 0.75% of the net assets in excess of $200 million. For Emerging Markets Growth Fund the fee is equal to an annual rate of 1.00% of the average daily net assets.

                      Since April 1991, the basic fee for Pacific European Growth Fund has been subject to a performance adjustment. The adjustment is computed monthly by comparing the performance of the fund relative to the Morgan Stanley Capital International EAFE Index, over the preceding 12 month period. For each percentage point the fund outperforms or underperforms the EAFE Index the monthly fee is

--------------------------------------------------------------------------------

                                     14  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------
                      increased or decreased by 0.05% (on an annual basis) up to a maximum of 0.25% (on an annual basis) of the fund's average daily net assets. During the seven months ended September 30, 1996, the performance adjustment decreased the management fee by $53,635.

                      Edinburgh Fund Managers plc has been retained by Piper Capital as the subadviser of Pacific-European Growth Fund and is paid a fee equal to 65% of the basic investment management fee plus or minus 90% of the performance adjustment. Edinburgh Fund Managers plc has entered into an expense reimbursement agreement with the adviser under which it pays the adviser a monthly fee equal to 10% of the basic investment management fee. This 10% fee is a reimbursement to the adviser for certain expenses it bears in connection with the administration of the fund. Edinburgh Fund Managers plc has been retained by Piper Capital as subadviser of Emerging Markets Growth Fund and is paid a fee equal to 50% of the basic management fee.

                      The funds also pay Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for expenses incurred in providing shareholder services and distribution-related services. The distribution fee is paid on a quarterly basis and is limited to 0.50% of average daily net assets of each fund. The 0.50% fee includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. For the three months ended September 30, 1996 for Emerging Markets Growth Fund and for the seven months ended September 30, 1996 for Pacific-European Growth Fund, Piper Jaffray voluntarily agreed to limit each fund's fee to an annual rate of 0.32% of each fund's average daily net assets.

                      The company has also entered into shareholder servicing agreements under which Piper Jaffray and Piper Trust Company perform various transfer and dividend disbursing agent services. The fees, which are paid monthly to Piper Jaffray and Piper Trust Company for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account.

                      In addition to the investment management, distribution and shareholder account servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Sales charges received by Piper Jaffray for distributing the fund's shares for the three months ended September 30, 1996 for Emerging Markets Growth Fund and for the seven months ended September 30, 1996 for Pacific-European Growth Fund were $23,154 and $163,384, respectively.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the funds.

--------------------------------------------------------------------------------

                                     15  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

(6) CAPITAL LOSS CARRYOVERS
 ...............................................................................
                      For federal income tax purposes, the funds had capital loss carryovers at September 30, 1996, which, if not offset by subsequent capital gains, will expire as noted. Of the total capital loss carryover for Emerging Markets Growth Fund, utilization of $6,562,064 is limited to $820,258 per year. Due to limits on utilization of the capital loss carryovers which Pacific-European Growth Fund acquired in the acquisition described in note 7, $2,190,585 of net realized gains could not be offset by these capital loss carryovers during the seven months ended September 30, 1996. The utilization of these capital loss carryovers is limited to $1,065,056 per year.

                                                   CAPITAL
                                                    LOSS           EXPIRATION
                                                 CARRYOVERS           DATE
                                                 -----------     --------------
Emerging Markets Growth Fund ................    $6,797,045       2003 and 2004
Pacific-European Growth Fund ................    $2,190,585           2003

(7) ACQUISITION
 ...............................................................................
                      On June 21, 1996, the Pacific-European Growth Fund acquired all of the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund (Hercules Funds) in a tax-free reorganization approved by the Hercules Funds' shareholders on June 18, 1996. The fund issued 759,622 shares in exchange for net assets of $10,146,587 of Hercules European Value Fund and 1,379,503 shares for net assets of $18,426,580 of Hercules Pacific Basin Value Fund. Included in the net assets acquired was $1,106,240 in unrealized appreciation and $2,940,783 in accumulated losses. The aggregate net assets of the combined fund following the transaction totalled $190,869,104.

--------------------------------------------------------------------------------

                                     16  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

(8) FINANCIAL HIGHLIGHTS
 ...............................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      EMERGING MARKETS GROWTH FUND

                                                 Three
                                                Months                                  Period
                                                 Ended     Year Ended   Year Ended      Ended
                                                9/30/96    6/30/96(d)     6/30/95     6/30/94(e)
                                               ---------   ----------   -----------   ----------
PER-SHARE DATA
Net asset value, beginning of period ........  $8.84       $ 7.20       $  9.14       $10.00
                                               ---------   ----------   -----------   ----------
Operations:
  Net investment income .....................     --         0.01            --         0.01
  Net realized and unrealized gains
    (losses) ................................   0.01         1.63         (1.94)       (0.87)
                                               ---------   ----------   -----------   ----------
    Total from operations ...................   0.01         1.64         (1.94)       (0.86)
                                               ---------   ----------   -----------   ----------
Net asset value, end of period ..............  $8.85       $ 8.84       $  7.20       $ 9.14
                                               ---------   ----------   -----------   ----------
                                               ---------   ----------   -----------   ----------
SELECTED INFORMATION
Total return(a) .............................   0.11%       22.78%       (21.23%)      (8.60%)
Net assets at end of period (in millions) ...  $  14       $   14       $    23       $   28
Ratio of expenses to average daily net
  assets(b) .................................   2.00%(f)     2.00%         2.00%        2.00%(f)
Ratio of net investment income (loss) to
  average daily net assets(b) ...............   0.26%(f)     0.15%        (0.03%)       0.14%(f)
Average brokerage commission rate(c) ........  $0.0009        n/a           n/a          n/a
Portfolio turnover rate (excluding short-
  term securities) ..........................   0.01%         140%          161%          78%

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS:
     4.09%/(1.83%), 3.54%/(1.39%), 3.47%/(1.50%) AND 3.10%/(0.96%) FOR THE THREE
     MONTHS ENDED SEPTEMBER 30, 1996, FISCAL 1996 AND 1995 AND FOR THE PERIOD FROM NOVEMBER 9, 1993 TO JUNE 30, 1994, RESPECTIVELY. BEGINNING IN FISCAL 1996, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(C) BEGINNING IN THE THREE MONTH PERIOD ENDED SEPTEMBER 30, 1996, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE RATE IS CALCULATED BY DIVIDING TOTAL BROKERAGE COMMISSIONS PAID ON PURCHASES AND SALES OF PORTFOLIO SECURITIES BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD. THE COMPARABILITY OF THIS INFORMATION MAY BE EFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG EMERGING MARKETS COUNTRIES.
(D) EMERGING MARKETS GROWTH FUND COMMENCED OPERATIONS AND ACQUIRED THE NET ASSETS OF HERCULES LATIN AMERICAN VALUE FUND ON JUNE 21, 1996, VIA A TAX-FREE REORGANIZATION. EMERGING MARKETS GROWTH FUND HAD NO ASSETS OR LIABILITIES PRIOR TO THE ACQUISITION. CONSEQUENTLY, THE INFORMATION PRESENTED FOR EMERGING MARKETS GROWTH FUND PRIOR TO JUNE 21, 1996 REPRESENTS THE FINANCIAL HISTORY OF HERCULES LATIN AMERICAN VALUE FUND. AS A RESULT OF THE REORGANIZATION THE FUND'S SUBADVISER CHANGED FROM BANKERS TRUST COMPANY TO EDINBURGH FUND MANAGERS PLC. ON JULY 18, 1995 SHAREHOLDERS OF HERCULES LATIN AMERICAN VALUE FUND APPROVED A CHANGE IN THE FUND'S ADVISER FROM HERCULES INTERNATIONAL MANAGEMENT LLC TO PIPER CAPITAL MANAGEMENT INCORPORATED.
(E) COMMENCEMENT OF OPERATIONS OF HERCULES LATIN AMERICAN VALUE FUND WAS NOVEMBER 9, 1993.
(F)  ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------

                                     17  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

(8) FINANCIAL HIGHLIGHTS
   (CONTINUED)
 ...............................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      PACIFIC-EUROPEAN GROWTH FUND

                                                 Seven
                                                 Months                          Year Ended
                                                 Ended      -----------------------------------------------------
                                               9/30/96(d)   2/29/96     2/28/95    2/28/94    2/28/93(c) 2/29/92
                                               ----------   --------   ---------   --------   --------   --------
PER-SHARE DATA
Net asset value, beginning of period ........  $13.86       $12.73     $ 15.44     $10.81     $10.53     $10.18
                                               ----------   --------   ---------   --------   --------   --------
Operations:
  Net investment income (loss) ..............    0.07         0.05       (0.03)     (0.03)        --       0.06
  Net realized and unrealized gains
    (losses) ................................   (0.28)        2.03       (1.63)      4.72       0.28       0.37
                                               ----------   --------   ---------   --------   --------   --------
    Total from operations ...................   (0.21)        2.08       (1.66)      4.69       0.28       0.43
                                               ----------   --------   ---------   --------   --------   --------
Distributions to shareholders:
  From net investment income ................      --        (0.05)         --         --         --      (0.06)
  From net realized gains ...................   (0.71)       (0.90)      (1.05)     (0.06)        --         --
  Tax return of capital .....................      --           --          --         --         --      (0.02)
                                               ----------   --------   ---------   --------   --------   --------
    Total distributions to shareholders .....   (0.71)       (0.95)      (1.05)     (0.06)        --      (0.08)
                                               ----------   --------   ---------   --------   --------   --------
Net asset value, end of period ..............  $12.94       $13.86     $ 12.73     $15.44     $10.81     $10.53
                                               ----------   --------   ---------   --------   --------   --------
                                               ----------   --------   ---------   --------   --------   --------
SELECTED INFORMATION
Total return(a) .............................   (1.66%)      16.70%     (11.09%)    43.45%      2.66%      4.44%
Net assets at end of period (in millions) ...  $  172       $  163     $   154     $  166     $   60     $   36
Ratio of expenses to average daily net
  assets(b)                                      1.64%(f)     1.55%       1.76%      1.81%      2.25%      1.92%
Ratio of net investment income to average
  daily net assets(b) .......................    0.29%(f)     0.36%      (0.19%)    (0.29%)     0.03%      0.60%
Average brokerage commission rate(e) ........  $0.0173         n/a         n/a        n/a        n/a        n/a
Portfolio turnover rate (excluding short-term
  securities) ...............................      49%          65%         57%        52%        59%        69%

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE PERIODS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS:
     1.83%/0.10%, 1.73%/0.18%, 1.98%/(0.41%), 2.01%/(0.49%) AND 2.59%/(0.31%)
     FOR THE SEVEN MONTHS ENDED SEPTEMBER 30, 1996, FISCAL 1996, 1995, 1994 AND 1993, RESPECTIVELY. BEGINNING IN FISCAL 1996, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(C) THE FUND CONVERTED FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY ON AUGUST 31, 1992. INFORMATION FOR PERIODS PRIOR TO CONVERSION IS BASED ON THE FUND'S OPERATIONS AS A CLOSED-END FUND. FISCAL 1993 EXPENSES INCLUDE 0.32% RELATED TO CONVERTING TO AN OPEN-END FUND.
(D) ON JUNE 21, 1996, THE FUND ACQUIRED THE NET ASSETS OF HERCULES EUROPEAN VALUE FUND AND HERCULES PACIFIC BASIN VALUE FUND VIA A TAX-FREE REORGANIZATION.
(E) BEGINNING IN THE SEVEN MONTH PERIOD ENDED SEPTEMBER 30, 1996, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE RATE IS CALCULATED BY DIVIDING TOTAL BROKERAGE COMMISSIONS PAID ON PURCHASES AND SALES OF PORTFOLIO SECURITIES BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD. THE COMPARABILITY OF THIS INFORMATION MAY BE EFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
(F)  ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------

                                     18  1996 Annual Report - International
                                     Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND                                    September 30, 1996
 ......................................................................................

                                                             Number           Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (70.7%):
  ARGENTINA (8.7%):
      Banco Frances del Rio de la Plata ADR - banking and
        financial services ..............................        5,828      $   152,257
      Bansud Class B - banking and financial services ...       21,600(b)       195,507
      Inversiones y Representaciones (IRSA) GDR - real
        estate ..........................................        6,600          195,525
      Juan Minetti - construction and construction
        materials .......................................       86,184          239,624
      Mirgor SACIFIA 144A ADR - automobiles .............       45,516(c)        96,722
      Perez Companc Class B - oil and gas ...............       34,421          216,883
      Quilmes Industrial ADR brewers and distillers .....        9,700          100,638
                                                                            -----------
                                                                              1,197,156
                                                                            -----------

  BRAZIL (9.9%):
      Centrais Eletricas Brasileiras (Electrobras) -
        utilities .......................................    2,405,958          643,380
      Compania Vale do Rio Doce - mining ................        7,800          154,690
      Telecomunicacoes Brasileiras (Telebras) -
        telecommunications ..............................    3,248,300          212,067
      Telecomunicacoes Brasileiras (Telebras) ADR -
        telecommunications ..............................        4,400          345,400
                                                                            -----------
                                                                              1,355,537
                                                                            -----------

  CHILE (7.4%):
      Chile Fund - investment companies .................        6,500          149,500
      Chilgener ADR - utilities .........................       11,528          268,026
      Compania de Telecommunicaciones de Chile ADR -
        communications ..................................        1,391          134,405
      Empresa Nacional Elec ADR - utilities .                   11,733          221,460
      Madeco - industrial machinery and manufacturing ...       11,200          259,000
                                                                            -----------
                                                                              1,032,391
                                                                            -----------

  COLOMBIA (4.6%):
      Carulla 144A ADR - retail .........................       33,204(c)       232,428
      Cemetos Diamante 144A ADR - construction and
        construction materials ..........................       19,392(c)       247,248
      La Gran Cadena de Almacenes Colombianos (Cadenalco)
        144A ADR - retail ...............................       14,523(c)       159,753
                                                                            -----------
                                                                                639,429
                                                                            -----------

  MEXICO (30.0%):
      Carso Global Telecom - telecommunications .........       23,179(b)        60,544
      Cemex Class B - construction and construction
        materials .......................................       74,000          307,107
      Corporacion GEO Class B - real estate                     98,900(b)       462,897
      Fomento Economico Mexicano (Femsa) Class B - food
        and beverage                                           125,500(b)       385,219

                                                             Number           Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      -----------
      Gruma Class B - food and beverage .................      110,128(b)   $   691,401
      Grupo Carso Class A1 - diversified holding
        company .........................................       23,179          107,566
      Grupo Financiero Bancomer Class B - banking and
        financial services ..............................      545,600(b)       266,217
      Grupo Financiero Banorte Class B - financial
        services ........................................      455,625(b)       484,502
      Grupo Financiero Serfin - financial services ......       28,200(b)       133,950
      Grupo Posadas Class L - hotels, leisure and
        entertainment ...................................      325,000(b)       141,342
      Grupo Televisa GDR - communications                        7,100          205,013
      Invercorporacion Class A-1 - insurance                    23,179(b)         3,104
      Sanluis corporation Class CPO - diversified
        industrials and conglomerates ...................       57,900          330,111
      Sigma Alimentos - tobacco products ................       23,900          222,141
      Telefonos de Mexico Class L (Telmex) -
        telecommunications ..............................      200,000          320,339
                                                                            -----------
                                                                              4,121,453
                                                                            -----------

  PERU (7.0%):
      Compania de Minas Buenaventura - Class A -
        mining ..........................................       15,572          140,154
      Compania de Minas Buenaventura - Class B -
        mining ..........................................        2,360(b)        22,557
      Compania de Minas Buenaventura ADR - mining .......        9,000(b)       173,250
      Consorcio Alim Fabril Pacifico - insurance ........      180,000(b)       265,233
      Credicorp Limited - financial services .                  13,513          256,738
      Minsur Class T - mining ...........................            3(b)            28
      Telefonica del Peru Class B -
        telecommunications ..............................       48,100          108,613
                                                                            -----------
                                                                                966,573
                                                                            -----------

  VENEZUELA (3.1%):
      Mavesa 144A ADR - food and beverage ...............       66,336(c)       427,204
      Siderugira Venezolana Sivensa ADR Class B - metal
        products ........................................       11,181(b)         2,697
                                                                            -----------
                                                                                429,901
                                                                            -----------

        Total Common Stock
          (cost: $9,131,658)  ...........................                     9,742,440
                                                                            -----------

PREFERRED STOCK (19.8%):
  BRAZIL (19.5%):
      Banco Bradesco - banking and financial services ...   63,109,032(b)       534,718
      Banco Itau - banking and financial services .......    1,131,216          465,384
      Centrais Eletricas Brasileiras (Electrobras) Class
        B - utilities ...................................          600              167
      Cervejaria Brahma - food and beverage                    607,730          376,818
      Mesbla - retail ...................................    1,300,000(b)         6,367
      Petroleo Brasileiro - oil and gas .................    4,916,500          563,455

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                                     19  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND
(CONTINUED)

                                                             Number           Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      -----------
      Refrigeracao Parana (Refripar) - consumer goods ...  113,269,700(b)   $   278,487
      Telecomunicacoes Brasileiras (Telebras) -
        telecommunications ..............................    1,847,800          145,974
      Usinas Siderurgica de Minas Gerais (Usiminas) -
        metal products ..................................  312,731,474          309,392
                                                                            -----------
                                                                              2,680,762
                                                                            -----------

  COLOMBIA (0.3%):
      Banco Ganadero ADR - banking and financial
        services ........................................        2,500           50,625
                                                                            -----------

        Total Preferred Stock
          (cost: $2,659,243)  ...........................                     2,731,387
                                                                            -----------

        Total Investments in Securities
          (cost: $11,790,901)(d)  .......................                   $12,473,827
                                                                            -----------
                                                                            -----------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C)  SECURITY SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM
     REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND
     MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED
     INVESTORS". THIS SECURITY HAS BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES
     ESTABLISHED BY THE BOARD OF DIRECTORS.
(D)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $11,849,448. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 1,894,036
      GROSS UNREALIZED DEPRECIATION ......   (1,269,657)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $   624,379
                                            -----------
                                            -----------

--------------------------------------------------------------------------------

                                     20  1996 Annual Report - International
                                     Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND                                     September 30, 1996
 ........................................................................................

                                                             Number             Market
Description of Security                                    of Shares          Value (a)
---------------------------------------------------------  ----------        ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (95.6%):
  ARGENTINA (0.6%):
      Interamericana de Automo (CIADEA) - automobiles ...      82,000(b)     $    389,555
      Inversiones y Representaciones (IRSA) GDR - real
        estate ..........................................      24,006             711,177
                                                                             ------------
                                                                                1,100,732
                                                                             ------------

  AUSTRIA (0.0%):
      Boehler Uddeholm - metal products .                         510              40,789
                                                                             ------------

  BELGIUM (0.1%):
      Electrabel - utilities ............................         510             113,877
      UCB - chemicals ...................................          65(b)          126,296
                                                                             ------------
                                                                                  240,173
                                                                             ------------

  BRAZIL (1.1%):
      Cia de Acos Especiais Itabia Acesitas ADR - metal
        products ........................................      99,750             395,609
      Refrigeracao Prana (Refripar) ADR - consumer
        durable goods ...................................     122,000(b)        1,499,502
                                                                             ------------
                                                                                1,895,111
                                                                             ------------

  CHILE (0.3%):
      Five Arrow Chile Fund - closed-end fund ...........     200,000             537,500
                                                                             ------------

  COLOMBIA (0.1%):
      Carulla 144A ADR - retail .........................      36,936(c)          258,552
                                                                             ------------

  CZECH REPUBLIC (0.2%):
      Elektrarny Opatovice - utilities ..................         800(b)          136,023
      Komercni Banka - banking and financial services ...       1,700(b)          148,150
                                                                             ------------
                                                                                  284,173
                                                                             ------------

  DENMARK (0.1%):
      Danisco - food and beverage .......................       1,060              61,036
      Olicom - computer software ........................       4,000(b)           59,500
                                                                             ------------
                                                                                  120,536
                                                                             ------------

  FRANCE (4.4%):
      Accor - hotels, leisure and entertainment .........         300              37,066
      Alcatel Alsthom - telecommunications ..............      17,249           1,454,731
      AXA - insurance ...................................       1,371              82,146
      Eridania Berghim n-say - agribusiness .............       6,880           1,061,885
      Essilor International - pharmaceuticals ...........         575             152,107
      Establissemonts Economiques du Casino
        Guichard-Perrachon - retail .....................       1,500              63,326
      L'Air Liquide - chemicals .........................         825             127,813

                                                             Number             Market
Description of Security                                    of Shares          Value (a)
---------------------------------------------------------  ----------        ------------
      Lafarge - construction and construction
        material ........................................       1,125        $     66,339
      Legrand - electronics .............................         525              89,266
      Michelin Class B - automobiles ....................       2,600             132,674
      Moet Hennessy Louis Vuitton (LVMH) - brewer and
        distiller .......................................         300              65,126
      Pinault - Printemps edoute - retail ...............       4,980           1,832,371
      Sanofi - pharmaceuticals ..........................       1,550             127,030
      Schneider - electronics ...........................       2,400             112,940
      Societe BIC - consumer goods ......................         950             124,734
      Total Class B - oil and gas .......................      25,500           2,007,388
      Union Financiere de France Banque - financial
        services ........................................       1,175             127,198
                                                                             ------------
                                                                                7,664,140
                                                                             ------------

  GERMANY (5.0%):
      Adidas - consumer goods ...........................       1,650             150,398
      Allianz Holding - insurance .......................          50              88,298
      Altana - pharmaceuticals ..........................         275             219,196
      Bayer - diversified industrial and conglomerate ...       5,500             200,964
      Bayerische Motoren Werke (BMW) - automobiles ......         275             157,522
      Continental - tire and rubber .....................       6,450             118,049
      Deutsche Bank - banking and financial services ....      35,200           1,656,185
      Hoechst - chemicals ...............................       4,750             173,248
      Linde - engineering ...............................         200             127,611
      Mannesmann - industrial machinery manufacturing ...       4,135           1,550,472
      SGL Carbon - chemicals ............................       1,500             175,088
      Siemens - electronic ..............................      29,900           1,573,870
      Veba - diversified industrial and conglomerates ...      47,530           2,490,965
                                                                             ------------
                                                                                8,681,866
                                                                             ------------

  HONG KONG (5.4%):
      Dao Heng Bank Group - banking and financial
        services ........................................     425,000           1,676,258
      Dickson Concepts International - retail ...........       4,667(b)           15,057
      Hutchison Whampoa - diversified holding company ...     275,000           1,849,218
      New World Development - real estate ...............     150,000             787,534
      Sun Hung Kai Properties - real estate .............     124,000           1,318,893
      Swire Pacific Class A - diversified holding
        company .........................................     250,000           2,238,780
      Wharf Holdings - real estate ......................     335,000           1,386,267
                                                                             ------------
                                                                                9,272,007
                                                                             ------------

  INDIA (0.3%):
      Hindalco Industries GDR - metal products ..........      20,000             592,500
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                                     21  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                             Number             Market
Description of Security                                    of Shares          Value (a)
---------------------------------------------------------  ----------        ------------
  INDONESIA (1.2%):
      Bank Internasional Indonesia - banking and
        financial services ..............................     364,400        $    533,391
      Bukaka Teknik Utama - industrial machinery and
        manufacturing ...................................     200,000             161,443
      Hanjaya Mandala Sampoerna - tobacco ...............      93,000             904,856
      Indocement Tunggal Prakarsa - diversified
        industrials and conglomerate ....................     320,000(b)          502,841
                                                                             ------------
                                                                                2,102,531
                                                                             ------------

  IRELAND (0.6%):
      Irish Life - life insurance .......................     250,000           1,006,196
                                                                             ------------

  ITALY (2.7%):
      Arnoldo Mondadori Editore - printing and
        publishing ......................................      10,000              72,547
      Ente Nazionale Idrocarburi (ENI) - oil and gas ....     279,100           1,426,518
      Pininfarina - automobiles .........................      10,750             105,443
      Pirelli - diversified industrial &
        conglomerates ...................................      45,200              82,349
      Stet Societa Finanziara Telefonica -
        telecommunications ..............................     795,050           2,758,660
      Telecom Italia - telecommunications ...............      41,900              93,118
      Unicem - construction and construction
        materials .......................................      20,900(b)          140,784
                                                                             ------------
                                                                                4,679,419
                                                                             ------------

  JAPAN (44.3%):
      Amada Metrecs - electronics .......................     108,000           1,377,217
      Bank of Tokyo - Mitsubishi - banking                    107,000           2,334,965
      Best Denki - retail ...............................      37,000             485,115
      Circle K Japan - retail ...........................      26,000           1,155,763
      Daifuku - industrial machinery and
        manufacturing ...................................     128,000           1,758,700
      Daiwa Securities - financial services .............     150,000           1,724,215
      DDI - telecommunications ..........................         482           3,899,978
      Hankyu Department Stores - retail .................     200,000           2,496,520
      Hitachi - electronics .............................     270,000           2,618,652
      Ichiyoshi Securities - financial services .........     225,000           1,200,216
      Isetan - retail ...................................     184,000           2,528,131
      Japan Tobacco - tobacco ...........................          25             184,545
      Kobe Steel - metal products .......................   1,425,000(b)        3,826,276
      Kyocera - electronics .............................      36,000           2,570,159
      Maeda Road Construction - construction and
        constructing material ...........................     120,000           1,896,637
      Mitsubishi Materials - metal products .............     271,000           1,299,573
      Mitsui & Co. - diversified industrial and
        conglomerates ...................................     398,000           3,463,356

                                                             Number             Market
Description of Security                                    of Shares          Value (a)
---------------------------------------------------------  ----------        ------------
      Mitsui Fudosan - real estate ......................     243,000        $  3,229,671
      Mori Seiki - industrial machinery and
        manufacturing ...................................     147,000           2,270,576
      Murata Manufacturing - electronics                       83,000           2,966,548
      Nihon Cement - construction and construction
        materials .......................................     344,000           2,403,413
      Nippon Steel - metal products .....................     750,000           2,330,385
      Nippon Telephone and Telegraph -
        telecommunications ..............................         290           2,135,513
      Nissan Motor - automobiles ........................     266,000           2,147,492
      Nomura - financial services .......................     118,000           2,172,332
      Okuma - industrial machinery and manufacturing ....      40,000(b)          405,909
      Sekisui Chemical - chemicals ......................     270,000           3,200,573
      Shikoku Electric Power - utilities ................      71,000           1,517,489
      Showa - automobile parts ..........................     150,000           1,387,455
      Sony Music Entertainment - consumer goods .........      15,900             643,967
      Sumitomo Bank - financial services .                    177,000           3,274,391
      Sumitomo Trust and Banking - financial services ...     311,000           3,910,018
      Terumo - pharmaceuticals ..........................     193,000           2,478,470
      Tokyo Electronics - electronics ...................      80,000           2,320,506
      Topre - automobiles ...............................      92,000             719,608
      Tsudakoma - textile ...............................     251,000           1,575,583
                                                                             ------------
                                                                               75,909,917
                                                                             ------------

  MALAYSIA (0.5%):
      Telekom Malaysia - telecommunications .............     100,000             881,708
                                                                             ------------

  MEXICO (1.9%):
      Cementos de Mexico (Cemex) Class A - construction
        and construction materials ......................     385,000           1,454,853
      Fomento Economico Mexicano (Femsa) Class B - food
        and beverage ....................................     240,000             736,675
      Telefonos de Mexico ADR - telecommunications ......      35,000           1,124,374
                                                                             ------------
                                                                                3,315,902
                                                                             ------------

  NETHERLANDS (6.0%):
      ABN Amro Holding - banking and financial
        services ........................................       1,370              76,018
      ASM Lithography Holding - electronics .............       1,500(b)           57,885
      Elsevier - printing and publishing ................       4,750              78,597
      Fortis Amev - insurance ...........................      95,600           2,861,907
      KLM-Royal Dutch Air Lines - transportation ........      50,500           1,352,336
      Koninklijke Ahold - retail ........................      32,000           1,813,015
      Royal Dutch Petroleum - oil and gas                         810             126,688
      Royal PTT Netherland - telecommunications and
        cellular .                                             45,000           1,549,728

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                                     22  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                             Number             Market
Description of Security                                    of Shares          Value (a)
---------------------------------------------------------  ----------        ------------
      Verenigde Nederlandse Uitgeversbedrijven Verenigd
        Bezit (VNU) - communications ....................     122,500        $  2,399,433
                                                                             ------------
                                                                               10,315,607
                                                                             ------------

  NORWAY (0.1%):
      Orkla - diversified industrials and
        conglomerate ....................................       1,710              93,414
                                                                             ------------

  SINGAPORE (2.2%):
      City Developments - real estate ...................     180,400           1,537,500
      Development Bank of Singapore - financial
        services ........................................     110,000           1,351,563
      United Overseas Bank - banking and financial
        services ........................................     100,000             973,011
                                                                             ------------
                                                                                3,862,074
                                                                             ------------

  SOUTH KOREA (0.7%):
      Pohang Iron and Steel - metal products ............       9,000             650,016
      Samsung Electronics - 144A GDR - electronics ......         133(b)(c)         5,553
      Samsung Electronics - 144A GDR 1/2 voting pfd -
        electronics .....................................         894(b)(c)        17,210
      Samsung Electronics 144A GDR 1/2 non-voting shares
        - electronics ...................................         968(b)(c)        23,958
      Samsung Electronics 144A GDR 1/2 voting shares -
        electronics .....................................         443              22,150
      Yukong - oil and gas ..............................      15,000(b)(c)       406,875
                                                                             ------------
                                                                                1,125,762
                                                                             ------------

  SPAIN (1.4%):
      Empresa Nacional Hidroelectrica del Ribagorzara
        Class B - utlities .                                    2,830              50,005
      Repsol - oil and gas ..............................      60,000           1,970,888
      Tabacalera Class A - tobacco ......................       1,900              81,046
      Telefonica de Espana - telecommunications .........      10,100             187,503
      Zardoya Otis - industrial machinery and
        manufacturing ...................................         550              53,300
                                                                             ------------
                                                                                2,342,742
                                                                             ------------

  SWEDEN (1.8%):
      Garphyttan Industrier - automobiles                      11,900             161,564
      Pharmacia & Upjohn - pharmaceuticals ..............      40,000           1,665,422
      Stora Kopparbergs Bergslags Aktiebolag (STORA)
        Class A - forest products .......................      95,200           1,235,067
      Telefonaktiebolaget LM Ericsson Class B -
        telecommunications ..............................       2,934              73,915
                                                                             ------------
                                                                                3,135,968
                                                                             ------------

                                                             Number             Market
Description of Security                                    of Shares          Value (a)
---------------------------------------------------------  ----------        ------------

  SWITZERLAND (3.3%):
      Brown Boveri - diversified holding company ........       1,110        $  1,357,847
      Ciba-Geigy Registered - pharmaceuticals ...........          70              89,537
      Nestle - food and beverages .......................         820             914,163
      Roche Holdings - pharmaceuticals ..................         225           1,656,998
      Sandoz - pharmaceuticals ..........................       1,360           1,633,301
                                                                             ------------
                                                                                5,651,846
                                                                             ------------

  THAILAND (1.0%):
      Bank of Ayudhya - banking .........................     275,000           1,238,219
      Electricity General - utilities ...................     305,000             929,165
      Finance One - financial services ..................      50,000             289,608
                                                                             ------------
                                                                                2,456,992
                                                                             ------------

  UNITED KINGDOM (10.3%):
      Abbott Mead Vickers - advertising .................      57,000             525,669
      Aegis - advertising ...............................     480,000(b)          490,393
      Antofagasta Holdings - diversified industrials and
        conglomerates ...................................      60,000             338,202
      Bank of Scotland - banking ........................      30,000             116,257
      BBA - automobiles .................................     190,000           1,005,525
      Bluebird Toys - consumer goods ....................      90,500             199,089
      British Aerospace - aerospace .....................      20,000             330,843
      British Petroleum - oil and gas ...................     147,000           1,525,996
      Celltech - pharmaceuticals ........................       9,500              76,232
      Compass Group - food and beverage                       115,600           1,011,794
      General Electric - electronics ....................      10,000              61,925
      Granada - entertainment ...........................      90,000           1,206,958
      International Business Communications - printing
        and publishing ..................................      22,000             107,990
      Jupiter Split Trust - closed-end fund .                 963,716(b)          973,265
      Legal & General - insurance .......................       7,500              94,591
      Marks & Spencers - retail .........................     141,400           1,099,236
      National Westminster Bank - banking and financial
        services ........................................      13,000             138,209
      Oxford Molecular - pharmaceuticals                       10,000(b)           50,339
      Rmc - construction and construction materials .....      65,000           1,167,854
      SeaPerfect - food and beverage ....................      90,497(b)               --
      Sheffield Insulation - construction and
        construction materials ..........................     134,000             535,017
      Siebe - diversified industrials and
        conglomerates ...................................      81,900           1,291,967
      SmithKline Beecham - pharmaceuticals ..............      81,000             989,875
      Standard Chartered - banking and financial
        services ........................................      13,000             141,771
      Storehouse - retail ...............................     236,000           1,114,094
      Sun Alliance Group - property and casualty
        insurance .......................................      11,950              75,874
      Telspec - telecommunications ......................      45,000             132,110
      Thorn Emi - hotel and leisure .....................      52,000           1,086,944
      Vendome Luxury - consumer goods .                        22,000             202,373
      Watmoughs - printing and publishing ...............      73,000             446,912

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                                     23  1996 Annual Report - International
                                     Growth Funds

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                             Number
                                                           of Shares
                                                               or
                                                           Principal            Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  ----------        ------------
      Yorkshire Chemicals - chemicals ...................     100,000        $    399,266
      Zeneca - pharmaceuticals ..........................      12,700             315,774
                                                                             ------------
                                                                               17,252,344
                                                                             ------------

        Total Common Stock
          (cost: $159,108,740)  .........................                     164,820,501
                                                                             ------------
PREFERRED STOCK (0.8%):
  BRAZIL (0.7%):
      Centrais Electricas Brasileiras (electrobras) -
        utilities .......................................      83,000           1,154,281
                                                                             ------------

  GERMANY (0.1%):
      Fresenius - health care ...........................         875             161,350
                                                                             ------------

        Total Preferred Stock
          (cost: $1,129,152)  ...........................                       1,315,631
                                                                             ------------
CORPORATE BONDS (1.1%):
      TB Finance (Cayman) - foreign banks, 2.75%, 10/1/04
        (cost: $1,768,195) ..............................  190,000,000(e)       1,863,020
                                                                             ------------
WARRANTS AND RIGHTS (0.1%):
      Five Arrow Chile Fund Warrants - closed-end fund,
        5/31/96 .........................................      80,000              41,200
      Gartmore Micro Index Trust Warrants - financial
        services, 12/1/01 ...............................      10,000               3,523
      Herald Investment Trust Warrants - financial
        services, 4/30/03 ...............................      10,000               9,864
      International Nederlanden Grope Warrants -
        financial services, 3/15/01 .....................       8,330              46,026
      Yukong Rights - oil and gas, 10/28/96 .............         940                  --
                                                                             ------------

        Total Warrants and Rights
          (cost: $35,597)  ..............................                         100,613
                                                                             ------------

                                                             Number
                                                           of Shares
                                                               or
                                                           Principal            Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  ----------        ------------
OPTIONS (1.1%):
      Japanese Yen, 298,500 put contracts, exercise price
        of $101.30, expire March 20, 1997 (cost:
        $1,432,800) .....................................     298,500        $  1,899,010
                                                                             ------------
SHORT-TERM SECURITIES (1.5%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/96, interest of $418, 5.80%, 10/1/96
        (cost: $2,594,000) ..............................  $2,594,000(d)        2,594,000
                                                                             ------------

        Total Investments in Securities
          (cost: $166,068,484) (f)  .....................                    $172,592,775
                                                                             ------------
                                                                             ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C)  SECURITY SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM
     REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND
     MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED
     INVESTORS". THIS SECURITY HAS BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES
     ESTABLISHED BY THE BOARD OF DIRECTORS.
(D)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(E)  PRINCIPAL AMOUNT IS STATED IN JAPANESE YEN.
(F)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $165,590,020. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $18,098,591
      GROSS UNREALIZED DEPRECIATION ......  (11,095,836)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 7,002,755
                                            -----------
                                            -----------

--------------------------------------------------------------------------------

                                     24  1996 Annual Report - International
                                     Growth Funds

             Independent Auditors' Report
--------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER GLOBAL FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Emerging Markets Growth Fund and Pacific-European Growth Fund (funds within Piper Global Funds Inc.) as of September 30, 1996, and the related statements of operations for the three months ended September 30, 1996 for Emerging Markets Growth Fund and the seven months ended September 30, 1996 for Pacific-European Growth Fund, the statements of changes in net assets for the three months ended September 30, 1996 and the year ended June 30, 1996 for Emerging Markets Growth Fund and the seven months ended September 30, 1996 and the year ended February 29, 1996 for Pacific-European Growth Fund, and the financial highlights presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Growth Fund and Pacific-European Growth Fund as of September 30, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      October 18, 1996

--------------------------------------------------------------------------------

                                     25  1996 Annual Report - International
                                     Growth Funds

             Federal Income Tax Information
--------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, 0% QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                                                  EMERGING MARKETS   PACIFIC-EUROPEAN
PAYABLE DATE                                        GROWTH FUND        GROWTH FUND
-----------------------------------------------  ------------------  ----------------
June 17, 1996..................................              --         $   0.3875
                                                        -------            -------
                                                        -------            -------

                      SHORT-TERM GAINS (TAXABLE AS ORDINARY DIVIDENDS)

                                                  EMERGING MARKETS   PACIFIC-EUROPEAN
PAYABLE DATE                                        GROWTH FUND        GROWTH FUND
-----------------------------------------------  ------------------  ----------------
June 17, 1996..................................              --         $   0.1740
                                                        -------            -------
                                                        -------            -------

                      LONG-TERM GAINS (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                                  EMERGING MARKETS   PACIFIC-EUROPEAN
PAYABLE DATE                                        GROWTH FUND        GROWTH FUND
-----------------------------------------------  ------------------  ----------------
June 17, 1996..................................              --         $   0.1502
                                                        -------            -------
                                                        -------            -------

--------------------------------------------------------------------------------

                                     26  1996 Annual Report - International
                                     Growth Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERNATIONAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      SUB ADVISER
                      Edinburgh Fund Managers plc
                      DONALDSON HOUSE, 97 HAYMARKET TERRACE,
                      EDINBURGH, SCOTLAND EH12 5HD

                      CUSTODIAN
                      Investors Fiduciary Trust Company (Emerging Markets Growth
                      Fund)
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716
                      First Trust National Association (Pacific-European Growth
                      Fund)
                      180 EAST FIFTH STREET, ST. PAUL, MN 55101

                      TRANSFER AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      INDEPENDENT AUDITORS
                      KPMG Peat Marwick LLP
                      4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

                                     27  1996 Annual Report - International
                                     Growth Funds

                                 SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENTS

You can open a Piper mutual fund account with a minimum investment of $250.

QUANTITY DISCOUNTS

If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES

Money market funds carry no sales charges.* Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS

For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS

Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS

If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM

You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM

If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

EXCHANGE PRIVILEGES

Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES

If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN

If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS

Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS

You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$25 MILLION SHAREHOLDER PROTECTION

If you have a Piper Jaffray PRIME or PAT account, you are protected up to $25 million in the unlikely event that Piper Jaffray were to fail financially. This is in addition to basic Securities Investor Protection Corporation (SIPC) coverage, which protects up to $500,000 in cash and securities
($100,000 in cash only) per customer. This protection does not cover market loss.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


--------------------------------------------------------------------------------

                 28  1996 Annual Report - International Growth Funds

GLOSSARY OF TERMS [HAT SYMBOL]
--------------------------------------------------------------------------------

GROSS DOMESTIC PRODUCT
GDP is the value of all produced goods and services during a particular time interval. Until 1991, the main tool used to calculate economic growth was Gross National Product (GNP), not GDP. The two terms differ only in their geographical coverage. GDP covers goods and services produced within the geographical constraints of a country, whereas GNP covers goods and services produced by labor and capital supplied by the country's residents, whether the actual production takes place within the borders of that country or in a foreign country.

SECTOR
A particular group of stocks, usually found in one industry.

UNDERVALUED
An undervalued security is a security selling below its liquidation value or the market value analysts believe it deserves. A company's stock may be undervalued because the industry is out of favor, because the company is not well known or has an erratic history of earnings, or for many other reasons. Fundamental analysts try to spot companies that are undervalued so their clients can buy before the stock becomes fully valued. Undervalued companies are also frequently targets of takeover attempts, since acquirers can buy assets cheaply this way.

VALUATION
Perceived or estimated value or price of a stock on the market.


FOR MORE INFORMATION

By Phone [PHONE SYMBOL]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:

10  for Emerging Markets Growth Fund
11  for Pacific-European Growth Fund

TO ORDER LITERATURE
press 5, ask a service representative to mail you a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [LETTER SYMBOL]

Piper Capital Management
Attn: Communications Department
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE  [ON-LINE SYMBOL]

http://www.piperjaffray.com/
money_management/

INTERNATIONAL GROWTH FUNDS


--------------------------------------------------------------------------------
PIPERFUNDS         PIPER FUNDS 222 South Ninth Street
                   Minneapolis, MN 55402-3804

                   PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

                                                           #10100 10/1996 232-96